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                          Exhibit (1) of Schedule 13D

     The following description sets forth for each of Berkadia, Management and the Berkshire Entities (i) the name, state of organization, principal business, the address of its principal business and the address of its principal office,
(ii) the name and title of each executive officer and director or manager of each of Berkadia, Management and the Berkshire Entities, and (iii) each such individual's business address and present principal occupation. Unless otherwise specified, each person listed below is a citizen of the United States and has his or her principal business address at 1440 Kiewit Plaza, Omaha, Nebraska 68131. Unless otherwise specified, the address of the principal business and the address of the principal office of each entity listed below is 1440 Kiewit Plaza, Omaha, Nebraska 68131.

A. Berkadia LLC

     Berkadia LLC, a Delaware limited liability company, was formed to provide a vehicle for Berkshire Hathaway Inc. and Leucadia National Corporation to make a loan to FINOVA Capital Corporation in connection with the restructuring of its debt and to arrange a bank facility to finance such loan. The manager of Berkadia is Berkadia Management LLC. The executive officers of Berkadia LLC are
Marc D. Hamburg, President and Chief Financial Officer, Lawrence S. Hershfield,
Vice President, Daniel J. Jaksich, Vice President, Thomas E. Mara, Vice
President, Mark D. Millard, Vice President, and Joseph A. Orlando, Vice
President.

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Name                               Present Principal Occupation or Employment and Business Address
----                               ---------------------------------------------------------------
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Marc D. Hamburg                    Vice President and Treasurer of Berkshire.
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Lawrence S. Hershfield             President of Leucadia International Corporation, a subsidiary of Leucadia.  His business address is 315 Park Avenue South, New York, New York 10010.
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Daniel J. Jaksich                  Controller of Berkshire.
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Thomas E. Mara                     Executive Vice President and Treasurer of Leucadia.  His business address is 315 Park Avenue
                                   South, New York, New York 10010.
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Mark D. Millard                    Director of Financial Assets of Berkshire.
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Joseph A. Orlando                  Vice President and Chief Financial Officer of Leucadia.  His business address is 315 Park Avenue
                                   South, New York, New York 10010.
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

B. Berkadia Management LLC

     Berkadia Management LLC, a Delaware limited liability company, was created solely to act as manager of Berkadia LLC. Berkadia Management LLC is managed by its members, BH Finance LLC and WMAC Investment Corporation. The executive officers of Berkadia Management LLC are the same as the executive officers of Berkadia LLC. The address for WMAC Investment Corporation is 2 Plaza East, 330 East Kilbourne Avenue, Suite 1280, Milwaukee, Wisconsin 53202.

C.  BHF Berkadia Member, Inc.

     BHF Berkadia Management, Inc., a Delaware corporation, was created solely to act as a member of Berkadia LLC. The sole director of BHF Berkadia Member, Inc. is Marc D. Hamburg. The President, Secretary and Treasurer of BHF Berkadia Member, Inc. is Marc D. Hamburg.

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Name                               Present Principal Occupation or Employment and Business Address
----                               ---------------------------------------------------------------
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
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
Marc D. Hamburg                    Vice President and Treasurer of Berkshire.
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

D. BH Finance LLC

     BH Finance LLC, a Nebraska limited liability company, is actively involved in various forms of commercial financing, including various types of commercial loans as well as the investment in pools of mortgages. The member-manager of BH Finance LLC is Columbia Insurance Company. The executive officers of BH Finance LLC are Marc D. Hamburg, President, and Daniel J. Jaksich, Vice President.

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Name                               Present Principal Occupation or Employment and Business Address
----                               ---------------------------------------------------------------
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Marc D. Hamburg                    Vice President and Treasurer of Berkshire.
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Daniel J. Jaksich                  Controller of Berkshire.
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

E. Columbia Insurance Company

     Columbia Insurance Company, a Nebraska corporation, is a property and casualty insurance company. The directors of Columbia Insurance Company are Warren E. Buffett, Michael A. Goldberg, Marc D. Hamburg, Forrest N. Krutter and Donald F. Wurster. The executive officers of Columbia Insurance Company are Donald F. Wurster, President, Phillip M. Wolf, Senior Vice President, Marc D. Hamburg, Treasurer, and Forrest N. Krutter, Secretary. The address of Columbia Insurance Company is 3024 Harney Street, Omaha, Nebraska 68131.

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Name                               Present Principal Occupation or Employment and Business Address
----                               ---------------------------------------------------------------
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Warren E. Buffett                  Chairman and Chief Executive Officer of Berkshire.
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Michael A. Goldberg                President of Berkshire Hathaway Credit Corp.
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Marc D. Hamburg                    Vice President and Treasurer of Berkshire.
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Forrest N. Krutter                 Secretary of Berkshire.
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Phillip M. Wolf                    Senior Vice President of Columbia Insurance Company.  His business address is 3024
                                   Harney Street, Omaha, Nebraska 68131.
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Donald F. Wurster                  President of Columbia Insurance Company.  His business address is 3024 Harney Street,
                                   Omaha, Nebraska 68131.
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

F. BH Columbia Inc.

     BH Columbia Inc., a Nebraska corporation, is a holding company and the parent corporation of Columbia Insurance Company. The directors of BH Columbia
Inc. are Marc D. Hamburg, Jerry W. Hufton, Daniel J. Jaksich, Forrest N. Krutter and Mark D. Millard. The executive officers of BH Columbia Inc. are Marc D.
Hamburg, President, and Daniel J. Jaksich, Treasurer.  The address of BH
Columbia Inc. is 4016 Harney Street, Omaha, Nebraska 68131.

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Name                               Present Principal Occupation or Employment and Business Address
----                               ---------------------------------------------------------------
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Marc D. Hamburg                    Vice President and Treasurer of Berkshire.
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Jerry W. Hufton                    Director of Taxes of Berkshire.
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
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
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
Daniel J. Jaksich                  Controller of Berkshire.
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Forrest N. Krutter                 Secretary of Berkshire.
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Mark D. Millard                    Director of Financial Assets of Berkshire.
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

G.  OBH, Inc.

     OBH, Inc., a Delaware corporation, is an intermediate holding company which is a direct wholly owned subsidiary of Berkshire Hathaway Inc. The Buffalo News is an operating division of OBH, Inc. The directors of OBH, Inc. are Warren E. Buffett, Marc D. Hamburg and Forrest N. Krutter. The executive officers of OBH, Inc. are Warren E. Buffett, Chairman and Chief Executive Officer, Charles T. Munger, Vice Chairman, and Marc D. Hamburg, Vice President and Treasurer.

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Name                               Present Principal Occupation or Employment and Business Address
----                               ---------------------------------------------------------------
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Warren E. Buffett                  Chairman and Chief Executive Officer of Berkshire.
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Marc D. Hamburg                    Vice President and Treasurer of Berkshire.
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Forrest N. Krutter                 Secretary of Berkshire.
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Charles T. Munger                  Vice Chairman of Berkshire's Board of Directors.  His business address is 355 S. Grand Avenue,
                                   34th Floor, Los Angeles, California 90071.
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

H.  Berkshire Hathaway Inc.

     Berkshire Hathaway Inc., is a Delaware corporation, is a holding company engaged through subsidiaries in a number of diverse businesses, the most important of which is property and casualty insurance and reinsurance offered on both a direct and reinsurance basis through its insurance subsidiaries. The Directors of Berkshire Hathaway Inc. are Warren E. Buffett, Charles T. Munger, Susan T. Buffett, Howard G. Buffett, Malcolm G. Chace, Ronald L. Olson, and Walter Scott, Jr. The executive officers of Berkshire Hathaway Inc. are Warren
E. Buffett, Chairman and Chief Executive Officer, Charles T. Munger, Vice Chairman, and Marc D. Hamburg, Vice President and Treasurer.


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Name                               Present Principal Occupation or Employment and Business Address
----                               ---------------------------------------------------------------
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Warren E. Buffett                  Chairman and Chief Executive Officer of Berkshire.


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Charles T. Munger                  Vice Chairman of Berkshire's Board of Directors.  His business address is 355 S. Grand
                                   Avenue, 34th Floor, Los Angeles, California 90071.
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Howard G. Buffett                  Chairman of the Board of Directors of The GSI Group.  His business address is 1004
                                   East Illinois Street, Assumption, Illinois 62510.
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Susan T. Buffett                   A Director of Berkshire since 1991.  She is not otherwise employed.
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Malcolm G. Chace                   Chairman of the Board of Directors of BankRI.  His business address is One Providence
                                   Washington Plaza, Providence, Rhode Island 02903.
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Marc D. Hamburg                    Vice President and Treasurer of Berkshire.
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
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
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
Ronald L. Olson                    A partner in the law firm of Munger, Tolles & Olson LLP.  His business address is 355
                                   S. Grand Avenue, 35th Floor, Los Angeles, California 90071.
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Walter Scott, Jr.                  Chairman of the Board of Level 3 Communications, Inc.  His business address is 3555
                                   Farnam Street, Omaha, Nebraska 68131.
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